                                                                   Exhibit 10.11

                             TERRACE HOLDINGS, INC.

                             1997 STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN

     The purpose of the Terrace Holdings, Inc. 1997 Stock Option Plan (the "Plan") is to enable Terrace Holdings, Inc. (the "Company") and its subsidiaries to attract and retain the services of directors, officers and other key employees with managerial, professional or supervisory responsibilities and to motivate such persons to use their best efforts on behalf of the Company.

2.   GENERAL PROVISIONS

     2.1  Definitions

     As used in the Plan:

     (a) "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

     (c) "Committee" means the Compensation Committee appointed by the Board of Directors from time to time.

     (d) "Common Stock" means the Company's Common Stock, $.001 par value.

     (e) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the NASDAQ SmallCap Market on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

     (f) "Participant" means a person to whom a Stock Option has been granted under the Plan.

     (g) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

     (h) "Stock Option" means an option granted under the Plan.

     (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

     (a) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plans; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

     (b) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date

     The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

     2.4  Duration

     If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan

     The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,250,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, provided, however, that, without the approval of the Company's shareholders, no amendment shall be made which:

     (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

     (b)  Extends the term of the Plan; or

     (c) Otherwise materially increases the benefits accruing to Participants under the Plan; or

     (d) Materially modifies the requirements as to eligibility for participation in the Plan; or

     (e) Will cause Stock Options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

     2.7  Participants and Grants

     Stock Options may be granted by the Committee to (i) directors, officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such director, officer or employee has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

     All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine.

     3.2  Price

     Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period

     The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten
(10) years from the date of grant thereof.

     3.4  Exercise

     Subject to Section 4.4, Stock Options may be exercisable at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise.
Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

     The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 4.3, may be paid:

     (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

     (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

     (c)  By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Termination of Employment or Other Relationship

     (a) In the case of Stock Options granted to an Employee of the Company, then in the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

     (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

     (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period.

     (d) In the case of a Participant who is an employee of the Company, if a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

     (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement, written or oral, with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have results in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation of proposed continuation of the business or any trade secrets of the Company of any of its Subsidiaries obtained as a result of or in connection with such employment.

     3.7  Effect of Leaves of Absence

          It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

     3.8  Limitation on Number of Options Granted to Employees

     The maximum number of shares for which options may be granted to an employee of the Company during any calendar year shall not exceed 250,000.

4.   MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

     In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

     No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding

     The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

     No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NASDAQ SmallCap Market and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations

     By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options

     A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     4.8  Severability

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     4.9  Interpretation of the Plan

     Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.10 Use of Proceeds

     Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.11 Construction of Plan

     The place of administration of the Plan shall be in the State of Florida, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Florida.